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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):              August 9, 2005


                                  Loudeye Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                      0-29583            91-1908833
      ----------------------------      -------------       --------------
      (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)              File Number)       Identification No.)



    1130 Rainier Avenue South,
      Seattle, Washington                           98144
---------------------------------                 -----------
      (Address of principal                        (Zip Code)
        executive offices)


  Registrant's telephone number, including area code:    (206) 832-4000


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 9, 2005, Loudeye issued a press release announcing its financial results for the second quarter ended June 30, 2005, and certain other information. A copy of Loudeye's press release announcing these financial results and certain other information is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

Loudeye management will conduct an audio webcast to discuss these financial results. The public is invited to listen in on this webcast. Management will discuss financial and operating results in the quarter and end the call with a question and answer session. Information regarding the second quarter ended June 30, 2005 results webcast is as follows:

Date: Tuesday, August 9, 2005

Time: 5:00 p.m. EDT / 2:00 p.m. PDT

Audio Webcast: 5:00 p.m. EDT / 2:00 p.m. PDT; live and archived; Webcast from http://www.loudeye.com/en/aboutus/earningscalls.asp. This webcast will be available until August 23, 2005 at 5:00 p.m. EDT






ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.


99.1 Press Release issued August 9, 2005 by Loudeye Corp.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Loudeye Corp.



August 9, 2005                    By:     Ronald M. Stevens
                                          ---------------------------
                                  Name:   Ronald M. Stevens
                                  Title:  Chief Financial Officer and
                                            Chief Operating Officer


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                                  Exhibit Index


 EXHIBIT NO.       DESCRIPTION
 -----------       ----------------------------------------------------
   99.1            Press Release issued August 9, 2005 by Loudeye Corp.